UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 1, 2013

Warner Chilcott Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	0-53772	98-0626948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Grand Canal Square, Docklands

Dublin 2, Ireland

(Address of Principal Executive Offices)

+353 1 897 2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

WC Term Loan Credit and Guaranty Agreement

On October 1, 2013 (the “Closing Date”), Warner Chilcott Corporation, a Delaware corporation (“WC Corporation”), WC Luxco S.à r.l., a private limited liability company (société à responsabilité limitée), incorporated under the laws of the Grand-Duchy of Luxembourg (“WC Luxco”), Warner Chilcott Company, LLC, a limited liability company organized under the laws of the Commonwealth of Puerto Rico (“WC Company” and, together with WC Corporation and WC Luxco, the “WC Borrowers”) and Warner Chilcott Finance LLC (“WC Finance”), as a subsidiary guarantor, became parties to that certain WC Term Loan Credit and Guaranty Agreement (the “WC Term Loan Agreement”) dated as of August 1, 2013, by and among Actavis plc (formerly known as Actavis Limited), a public limited company organized under the laws of Ireland (“New Actavis”), as parent guarantor, Bank of America, N.A., as administrative agent thereunder and a syndicate of banks participating as lenders. Pursuant to the WC Term Loan Agreement, on the Closing Date, the lenders party thereto provided loans to the WC Borrowers in a total aggregate principal amount of $2.0 billion, comprised of (i) a tranche pursuant to which loans were made in US Dollars to each of the WC Borrowers in a total aggregate principal amount of $1.0 billion, which loans will mature on the third anniversary of the Closing Date and (ii) a tranche pursuant to which loans were made in US Dollars to each of the WC Borrowers in a total aggregate principal amount of $1.0 billion, which loans will mature on the fifth anniversary of the Closing Date. The proceeds of borrowings under the WC Term Loan Agreement were used to finance, in part, the repayment in full of all amounts owing under the Existing WC Credit Agreement (as defined below).

The foregoing description of the WC Term Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text thereof filed as Exhibit 10.5 to Actavis, Inc.’s Current Report on Form 8-K filed on August 2, 2013, and incorporated herein by reference.

Supplemental Indenture

On October 1, 2013, in connection with the completion of the Transactions (as defined below), New Actavis, WC Company, WC Finance (together with WC Company, the “Issuers”) and Wells Fargo Bank, National Association, as the Trustee (the “Trustee”), entered into a third supplemental indenture (the “Supplemental Indenture”) to the indenture, dated as of August 20, 2010 (the “Indenture”), among the Issuers, the guarantors party thereto and the Trustee, with respect to the Issuers’ 7 3/4% Senior Notes due 2018 (the “Notes”). Pursuant to the Supplemental Indenture, New Actavis has provided a full and unconditional guarantee of the Notes. The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is filed as Exhibit 4.2 to New Actavis’ October 1, 2013 Current Report on Form 8-K, and incorporated herein by reference.

On October 1, 2013, the Issuers and the Trustee entered into a Release of Guarantees of Certain Guarantors (the “Release of Guarantees”), pursuant to which Warner Chilcott plc’s (“Warner Chilcott”) guarantee of the Notes was released in accordance with Section 11.05(a)(1)(f) of the Indenture and the guarantees of certain other guarantors were released in accordance with Section 11.05(a)(1)(c) or 11.05(a)(1)(e) of the Indenture.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the completion of the Transactions (as defined below), on October 1, 2013, the WC Borrowers paid in full all amounts owing under that certain Credit Agreement, dated as of March 17, 2011, as amended by Amendment No. 1 on August 20, 2012 (the “Existing WC Credit Agreement”), among the WC Borrowers, Bank of America, N.A. as administrative agent thereunder and a syndicate of banks participating as lenders. At the time of such payment, the Existing WC Credit Agreement and all commitments to extend further credit under the Existing WC Credit Agreement were terminated and all liens securing obligations thereunder were released.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 1, 2013, pursuant to the Transaction Agreement, dated May 19, 2013 (the “Transaction Agreement”), among Warner Chilcott, Actavis, Inc., a Nevada corporation (“Actavis”), Actavis plc (formerly known as Actavis Limited), a public limited company organized under the laws of Ireland (“New Actavis”), Actavis Ireland Holding Limited, a private limited company organized under the laws of Ireland (“IrishSub”), Actavis W.C. Holding LLC (now known as Actavis W.C. Holding Inc.), a limited liability company organized in Delaware (“U.S. Holdco”), and Actavis W.C. Holding 2 LLC (now known as Actavis W.C. Holding 2 Inc.), a limited liability company organized in Nevada (“U.S. Merger Sub”), (a) New Actavis acquired Warner Chilcott (the “Acquisition”) pursuant to a scheme of arrangement under Section 201, and a capital reduction under Sections 72 and 74, of the Irish Companies Act of 1963 and (b) U.S. Merger Sub merged with and into Actavis, with Actavis as the surviving corporation in the merger (the “Merger” and, together with the Acquisition, the “Transactions”). Upon completion of the Transactions, both Actavis and Warner Chilcott became wholly owned subsidiaries of New Actavis.

Pursuant to the terms of the Transaction Agreement, each Warner Chilcott ordinary share (other than those held by Actavis or any of its affiliates) (the “Warner Chilcott Ordinary Shares”) was converted into the right to receive 0.160 of a New Actavis ordinary share, and each Actavis common share (the “Actavis Common Shares”) was converted into the right to receive one New Actavis ordinary share.

The issuance of New Actavis ordinary shares in connection with the Transactions was registered under the Securities Act of 1933, as amended, pursuant to New Actavis’ registration statement on Form S-4 (File No. 333-189402) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) and declared effective on July 31, 2013. The definitive joint proxy statement/prospectus of Actavis and Warner Chilcott, dated July 31, 2013, that forms a part of the Registration Statement (the “Joint Proxy Statement/Prospectus”) contains additional information about the Transactions and the other transactions contemplated by the Transaction Agreement, including information concerning the interests of directors, executive officers and affiliates of Actavis and Warner Chilcott in the Transactions.

Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New Actavis is the successor issuer to Actavis and to Warner Chilcott, New Actavis’ ordinary shares are deemed to be registered under Section 12(b) of the Exchange Act, and New Actavis is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. New Actavis’ ordinary shares were approved for listing on the New York Stock Exchange (“NYSE”) and trade under the symbol “ACT.”

The Actavis Common Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE. The Warner Chilcott Ordinary Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NASDAQ Global Select Market (the “NASDAQ”). The Warner Chilcott Ordinary Shares and the Actavis Common Shares have been delisted from the NASDAQ and the NYSE, respectively. Warner Chilcott expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the Warner Chilcott Ordinary Shares. Actavis currently intends to file a Form 15 with the SEC to terminate the registration of the Actavis Common Shares under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act in January 2014.

The foregoing description of the Transaction Agreement and the Transactions is not complete and is qualified in its entirety by reference to the Transaction Agreement, which was included as Exhibit 2.1 to Warner Chilcott’s Current Report on Form 8-K, filed with the SEC on May 20, 2013, and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Transactions, the Warner Chilcott Ordinary Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NASDAQ under the symbol “WCRX.” As a result of the Transactions, each Warner Chilcott Ordinary Share (other than those held by Actavis or any of its affiliates) was converted into the right to receive 0.160 of a New Actavis ordinary share. Following the close of trading on September 30, 2013, the NASDAQ suspended trading in Warner Chilcott Ordinary Shares and filed a Form 25 to withdraw the Warner Chilcott Ordinary Shares from listing and terminate the registration of the Warner Chilcott Ordinary Shares under Section 12(b) of the Exchange Act. In connection with the Transactions, Warner Chilcott also expects to file a Form 15 with the SEC to terminate the registration of the Warner Chilcott Ordinary Shares under the Exchange Act and to suspend its reporting obligations under Section 15(d) of the Exchange Act with respect to the Warner Chilcott Ordinary Shares. The information set forth in Item 2.01 of this Current Report is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

In connection with the Transactions, on October 1, 2013, each Warner Chilcott Ordinary Share (other than those held by Actavis or any of its affiliates) was converted into the right to receive 0.160 of a New Actavis ordinary share. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the completion of the Transactions, and effective as of October 1, 2013, Roger M. Boissonneault, Paul Herendeen, James H. Bloem, John P. Connaughton, Tamar D. Howson, John A. King, Ph.D and Patrick O’Sullivan resigned their positions as directors on the board of directors of Warner Chilcott (the “Board”) in accordance with the Transaction Agreement.

Further, two directors were appointed to the Board on October 1, 2013, effective immediately:

David A. Buchen

Mr. Buchen, age 49, was appointed Chief Legal Officer – Global and Secretary of Warner Chilcott on October 1, 2013. Mr. Buchen was previously appointed Chief Legal Officer – Global and Secretary of Actavis on April 27, 2012. Mr. Buchen served as Senior Vice President, General Counsel and Secretary of Actavis from November 2002 to March 2011. From November 2000 to November 2002, Mr. Buchen served as Vice President and Associate General Counsel of Actavis. From February 2000 to November 2000, he served as Vice President and Senior Corporate Counsel of Actavis. From November 1998 to February 2000, he served as Senior Corporate Counsel and as Corporate Counsel of Actavis. He also served as Assistant Secretary of Actavis from February 1999 to November 2002. Prior to joining Actavis, Mr. Buchen was Corporate Counsel at Bausch & Lomb Surgical (formerly Chiron Vision Corporation) from November 1995 until November 1998 and was an attorney with the law firm of Fulbright & Jaworski, LLP. Mr. Buchen received a B.A. in Philosophy from the University of California, Berkeley in 1985, and a Juris Doctor with honors from George Washington University Law School in 1989.

Robert Todd Joyce

Mr. Joyce, age 55, was appointed Chief Financial Officer – Global of Warner Chilcott on October 1, 2013. Mr. Joyce was previously appointed Chief Financial Officer – Global of Actavis on April 27, 2012. Mr. Joyce had served as Executive Vice President, Chief Financial Officer of Actavis since March 2011. He had previously served as Senior Vice President, Chief Financial Officer of Actavis from October 2009 to March 2011. Mr. Joyce joined Actavis in 1997 as Corporate Controller, and was named Vice President, Corporate Controller and Treasurer in 2001. During the periods October 2006 to November 2007 and from July 2009 until his appointment as Chief Financial Officer, Mr. Joyce served as interim Principal Financial Officer of Actavis. Prior to joining Actavis, Mr. Joyce served as Vice President of Tax from 1992 to 1996 and as Vice President of Tax and Finance from 1996 until 1997 at ICN Pharmaceuticals. Prior to ICN Pharmaceuticals, Mr. Joyce served as a Certified Public Accountant with Coopers & Lybrand and Price Waterhouse. Mr. Joyce received a B.S. in Business Administration from the University of North Carolina at Chapel Hill in 1983 and a M.S. in Taxation from Golden Gate University in 1992.

In connection with the completion of the Transactions, and effective as of October 1, 2013, each officer of Warner Chilcott immediately prior to the completion of the Transactions was removed from his or her office.

Additionally, the following persons became officers of Warner Chilcott on October 1, 2013, effective immediately:

Paul M. Bisaro

Mr. Bisaro was appointed President and Chief Executive Officer. Mr. Bisaro, age 52, has served as Actavis’ President and Chief Executive Officer and as a member of the Actavis Board of Directors since 2007. Prior to joining Actavis, Mr. Bisaro was President, Chief Operating Officer and a member of the Board of Directors of Barr Pharmaceuticals, Inc., a global specialty pharmaceutical company (“Barr”), from 1999 to 2007. Between 1992 and 1999, Mr. Bisaro served as General Counsel of Barr, and from 1997 to 1999 served in various additional capacities including Senior Vice President — Strategic Business Development. Prior to joining Barr, he was associated with the law firm Winston & Strawn and a predecessor firm, Bishop, Cook, Purcell and Reynolds from 1989 to 1992. Mr. Bisaro holds an undergraduate degree in General Studies from the University of Michigan and a Juris Doctor from Catholic University of America in Washington, D.C.

R. Todd Joyce

Mr. Joyce was appointed Chief Financial Officer – Global. Mr. Joyce, age 55, was previously appointed Chief Financial Officer – Global of Actavis on April 27, 2012. Mr. Joyce served as Senior Vice President, Chief Financial Officer of Actavis from October 2009 to March 2011. Mr. Joyce joined Actavis in 1997 as Corporate Controller, and was named Vice President, Corporate Controller and Treasurer in 2001. During the periods October 2006 to November 2007 and from July 2009 until his appointment as Chief Financial Officer, Mr. Joyce served as interim Principal Financial Officer of Actavis. Prior to joining Actavis, Mr. Joyce served as Vice President of Tax from 1992 to 1996 and as Vice President of Tax and Finance from 1996 until 1997 at ICN Pharmaceuticals. Prior to ICN Pharmaceuticals, Mr. Joyce served as a Certified Public Accountant with Coopers & Lybrand and Price Waterhouse. Mr. Joyce received a B.S. in Business Administration from the University of North Carolina at Chapel Hill in 1983 and a M.S. in Taxation from Golden Gate University in 1992.

James D’Arecca

Mr. D’Arecca was apointed Vice President, Chief Accounting Officer. Mr. D’Arecca, age 42, was previously appointed Chief Accounting Officer of Actavis on August 16, 2013. Mr. D’Arecca worked for Bausch & Lomb where he served in a capacity similar to his new position from May 2013 to August 2013. Prior to Bausch & Lomb, Mr. D’Arecca worked for Merck & Co from 2010 to May 2013, where he served as Executive Director & Business Development Controller. In this role, he served as the primary liaison between the Controller’s organization and the business development and corporate licensing functions. Prior to joining Merck, Mr. D’Arecca was Executive Director & Assistant Controller at Schering-Plough from 2005 to 2009. He also spent 13 years with PricewaterhouseCoopers, with an industry focus on pharmaceuticals, medical devices and consumer products. Mr. D’Arecca is a Certified Public Accountant.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Transaction Agreement, dated May 19, 2013, by and among Actavis, Inc., Warner Chilcott Public Limited Company, Actavis Limited (now known as Actavis plc), Actavis Ireland Holding Limited, Actavis W.C. Holding LLC (now known as Actavis W.C. Holding Inc.) and Actavis W.C. Holding 2 LLC (now known as Actavis W.C. Holding 2 Inc.) (incorporated by reference to Exhibit 2.1 of Warner Chilcott Public Limited Company’s Current Report on Form 8-K filed May 20, 2013).

4.1	Third Supplemental Indenture, dated as of October 1, 2013, among Actavis plc, Warner Chilcott Company, LLC, Warner Chilcott Finance LLC and Wells Fargo Bank, National Association, as the Trustee (incorporated by reference to Exhibit 4.2 to Actavis plc’s October 1, 2013 Current Report on Form 8-K).

10.1	WC Term Loan Credit and Guaranty Facility, dated as of August 1, 2013, by and among Actavis Limited, Warner Chilcott Corporation, WC Luxco S.à r.l, Warner Chilcott Company, LLC, Warner Chilcott Finance LLC, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent thereunder (incorporated by reference to Exhibit 10.5 to Actavis, Inc.’s August 2, 2013 Current Report on Form 8-K).

FORWARD-LOOKING STATEMENTS

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning Actavis, Actavis plc, Warner Chilcott, the acquisition and other transactions contemplated by the Transaction Agreement, acquisition financing, Actavis’, Actavis plc’s or Warner Chilcott’s long-term credit rating and revenues and operating earnings. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Actavis, Actavis plc or Warner Chilcott, based on current beliefs of management as well as assumptions made by, and information currently available to, management. It is important to note that Actavis’, Actavis plc’s and Warner Chilcott’s goals and expectations are not predictions of actual performance. Actavis’, Actavis plc’s or Warner Chilcott’s performance, at times, will differ from their respective goals and expectations. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of our control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, the inherent uncertainty associated with financial projections; successful integration of the Warner Chilcott acquisition and the ability to recognize the anticipated synergies and benefits of the Warner Chilcott acquisition; the difficulty of predicting the timing and outcome of pending or future litigation and government investigations and risks that an adverse outcome in such litigation or investigations could render Actavis, Actavis plc or Warner Chilcott liable for substantial damages or penalties; risks that resolution of patent infringement litigation through settlement could result in investigations or actions by private parties or government authorities or agencies; the impact of competitive products and pricing; risks related to fluctuations in foreign currency exchange rates; periodic dependence on a small number of products for a material source of net revenue or income; variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance on reasonable terms; market acceptance of and continued demand for the Actavis’, Actavis plc’s or Warner Chilcott’s products; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to Actavis’, Actavis plc’s or Warner Chilcott’s facilities, products and/or businesses; and changes in the laws and regulations, including Medicare, Medicaid, and similar laws in foreign countries affecting, among other things, pricing and reimbursement of pharmaceutical products and the settlement of patent litigation. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and such other risks and uncertainties detailed in Actavis, Inc.’s periodic public filings with the SEC, including but not limited to Actavis, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2012 (as revised pursuant to Actavis, Inc.’s Current Report on Form 8-K dated as of June 17, 2013, which was filed with the SEC on June 18, 2013) and Quarterly Reports on Form 10-Q for the periods ended March 31, 2013 and June 30, 2013, and Warner Chilcott’s periodic public filings with the Securities and Exchange Commission, including but not limited to Warner Chilcott’s Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013. Except as expressly required by law, Warner Chilcott disclaims any intent or obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2013

WARNER CHILCOTT PUBLIC LIMITED COMPANY

By:	/s/ David A. Buchen
Name:	David A. Buchen
Title:	Chief Legal Officer–Global and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Transaction Agreement, dated May 19, 2013, by and among Actavis, Inc., Warner Chilcott Public Limited Company, Actavis Limited (now known as Actavis plc), Actavis Ireland Holding Limited, Actavis W.C. Holding LLC (now known as Actavis W.C. Holding Inc.) and Actavis W.C. Holding 2 LLC (now known as Actavis W.C. Holding 2 Inc.) (incorporated by reference to Exhibit 2.1 of Warner Chilcott Public Limited Company’s Current Report on Form 8-K filed May 20, 2013).

4.1	Third Supplemental Indenture, dated as of October 1, 2013, among Actavis plc, Warner Chilcott Company, LLC, Warner Chilcott Finance LLC and Wells Fargo Bank, National Association, as the Trustee (incorporated by reference to Exhibit 4.2 to Actavis plc’s October 1, 2013 Current Report on Form 8-K).

10.1	WC Term Loan Credit and Guaranty Facility, dated as of August 1, 2013, by and among Actavis Limited, Warner Chilcott Corporation, WC Luxco S.à r.l, Warner Chilcott Company, LLC, Warner Chilcott Finance LLC, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent thereunder (incorporated by reference to Exhibit 10.5 to Actavis, Inc.’s August 2, 2013 Current Report on Form 8-K).